UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 16, 2014

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 Capital One Drive McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 16, 2014, Capital One Financial Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2013. Copies of the Company’s press release and financial supplement are attached and furnished herewith as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Note: Information in this report (including Exhibits 99.1 and 99.2) furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 16, 2014 – Fourth Quarter 2013

99.2	Financial Supplement – Fourth Quarter 2013

Earnings Conference Call Webcast Information.

The Company will hold an earnings conference call on January 16, 2014 at 5:00 p.m. Eastern Time. The conference call will be accessible through live webcast. Interested investors and other individuals can access the webcast via the Company’s home page (www.capitalone.com). Choose “About Us”, then choose “Investors” to access the Investor Center and view and/or download the earnings press release, the financial supplement, including a reconciliation of non-GAAP financial measures, and the earnings release presentation. A replay of the webcast will be archived on the Company’s web site through January 30, 2014 at 5:00 p.m. Eastern Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: January 16, 2014	By:	/s/ Stephen S. Crawford
Stephen S. Crawford
Chief Financial Officer